John Hancock Funds II

Supplement dated February 21, 2013

to the Prospectus dated January 1, 2013

International Growth Opportunities Fund

The following information supplements the portfolio manager information in the Fund Summary section of the prospectus under the heading “Portfolio management” and the portfolio manager information in the Fund details section of the prospectus under the heading “Subadviser:”

James Anderson is expected to be away on sabbatical from July 1, 2013 to December 31, 2013. Mr. Anderson will resume his duties as portfolio manager on or about January 1, 2014.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.